ASHMORE FUNDS

Supplement dated June 14, 2024 to the Prospectus for all Funds except Ashmore

Emerging Markets Equity ex China Fund, dated February 28, 2024

(as supplemented thereafter)

Disclosure Related to Ashmore Emerging Markets Local Currency Bond Fund

and Ashmore Emerging Markets Frontier Equity Fund

(the “Funds”)

This supplement contains information that amends, modifies or supersedes certain information contained in the Prospectus for all Funds except Ashmore Emerging Markets Equity ex China Fund, dated February 28, 2024 (as supplemented thereafter).

Changes Related to Ashmore Emerging Markets Local Currency Bond Fund

Effective June 14, 2024, the JP Morgan GBI-EM GD (Net) Index will replace the JP Morgan GBI-EM GD Index as the primary benchmark for Ashmore Emerging Markets Local Currency Bond Fund because Ashmore believes the JP Morgan GBI-EM GD (Net) Index more closely reflects the market segments in which the Fund invests.

Management Fee Table — Ashmore Emerging Markets Frontier Equity Fund

The table in the sub-section entitled “Management Fees” in the section entitled “Management of the Funds” in the Funds’ statutory Prospectus is hereby deleted in its entirety and replaced with the following in order to correctly disclose the contractual management fee for Ashmore Emerging Markets Frontier Equity Fund:

	Contractual Management Fee	Net Management Fee (after waivers and recoupments)
Ashmore Emerging Markets Total Return Fund	1.00%	0.79%
Ashmore Emerging Markets Local Currency Bond Fund	0.75%(1)	0.00%
Ashmore Emerging Markets Corporate Income Fund	0.85%	0.52%
Ashmore Emerging Markets Short Duration Fund	0.65%	0.27%
Ashmore Emerging Markets Active Equity Fund	1.00%	0.41%
Ashmore Emerging Markets Small-Cap Equity Fund	1.25%(2)	0.00%
Ashmore Emerging Markets Frontier Equity Fund	1.50%	0.99%
Ashmore Emerging Markets Equity Fund	1.00%(3)	0.68%
Ashmore Emerging Markets Equity ESG Fund	1.00%(3)	0.00%
Ashmore Emerging Markets Low Duration Fund	0.65%	0.00%
Ashmore Emerging Markets Debt Fund	0.65%(4)	0.09%
Ashmore Emerging Markets Corporate Income ESG Fund	0.85%	0.00%

(1)	Prior to February 28, 2023, the contractual management fee was 0.95% of average daily net assets.
(2)	Prior to February 28, 2023, the contractual management fee was 1.50% of average daily net assets.
(3)	Prior to February 28, 2023, the contractual management fee was 1.15% of average daily net assets.
(4)	Prior to August 1, 2023, the contractual management fee was 0.70% of average daily net assets.

Investors Should Retain This Supplement for Future Reference